NEWS RELEASE

CONTACT:
CONMED Corporation
Todd Garner
Chief Financial Officer
315-624-3317
ToddGarner@conmed.com

CONMED Corporation Announces Second Quarter 2020 Financial Results

Utica, New York, July 29, 2020 --- CONMED Corporation (NYSE: CNMD) today announced financial results for the second quarter ended June 30, 2020.

Second Quarter 2020 Highlights

•	Sales of $157.8 million decreased 33.8% year over year as reported and 32.6% in constant currency.
•	Domestic revenue decreased 32.2% year over year.
•	International revenue decreased 35.6% as reported and 33.0% in constant currency.
•	Diluted net loss per share (GAAP) was $0.96, compared to diluted net earnings per share of $0.19 in the second quarter of 2019.
•	Adjusted diluted net loss per share(1) was $0.07 versus adjusted net earnings per share of $0.56 in the second quarter of 2019.

“I am extremely proud of our entire organization’s response to the global COVID-19 crisis, the impact of which is reflected in our second quarter results,” commented Curt R. Hartman, CONMED’s President, Chief Executive Officer and Chair of the Board. “The month-over-month improvements in our revenue, profitability, and cash flow over the course of the quarter are encouraging signs. While we expect continued uncertainty as a result of the COVID-19 crisis, we feel well positioned as we enter the second half of 2020 and beyond.”

2020 Outlook

Due to the continued uncertainty created by the COVID-19 pandemic, management is unable to provide financial guidance at this time.

Supplemental Financial Disclosures

(1) A reconciliation of reported diluted net earnings (loss) per share to adjusted diluted net earnings (loss) per share, a non-GAAP financial measure, appears below.

Conference Call

The Company’s management will host a conference call today at 4:30 p.m. ET to discuss its second quarter 2020 results.

To participate in the conference call, dial 1-844-889-7792 (domestic) or +1-661-378-9936 (international) and refer to the passcode 2083716.

This conference call will also be webcast and can be accessed from the “Investors” section of CONMED's website at www.conmed.com. The webcast replay of the call will be available at the same site approximately one hour after the end of the call.

A recording of the call will also be available from 7:30 p.m. ET on Wednesday, July 29, 2020, until 7:30 p.m. ET on Wednesday, August 5, 2020. To hear this recording, dial 1-855-859-2056 (domestic) or +1-404-537-3406 (international) and enter the passcode 2083716.

Consolidated Condensed Statements of Income (Loss)

(in thousands, except per share amounts, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019

Net sales	$157,785	$238,263	$371,796	$456,641
Cost of sales	85,856	107,073	180,707	204,013
Gross profit	71,929	131,190	191,089	252,628
% of sales	45.6%	55.1%	51.4%	55.3%
Selling & administrative expense	84,475	100,726	180,343	199,952
Research & development expense	8,700	11,806	18,820	22,381
Income (loss) from operations	(21,246)	18,658	(8,074)	30,295
% of sales	-13.5%	7.8%	-2.2%	6.6%
Interest expense	11,401	11,839	20,993	21,208
Other expense	89	321	178	4,546
Income (loss) before income taxes	(32,736)	6,498	(29,245)	4,541
Provision (benefit) for income taxes	(5,336)	803	(7,772)	(2,175)
Net income (loss)	$(27,400)	$5,695	$(21,473)	$6,716

Basic EPS	$(0.96)	$0.20	$(0.75)	$0.24
Diluted EPS	(0.96)	0.19	(0.75)	0.23

Basic shares	28,542	28,276	28,506	28,228
Diluted shares	28,542	29,337	28,506	29,197

Sales Summary

(in millions, unaudited)

		Three Months Ended June 30,
			% Change
						Domestic	International
	2020	2019	As Reported	Impact of Foreign Currency	Constant Currency	As Reported	As Reported	Impact of Foreign Currency	Constant Currency
Orthopedic Surgery	$60.5	$115.8	-47.7%	1.5%	-46.2%	-50.6%	-46.0%	2.5%	-43.5%
General Surgery	97.3	122.5	-20.6%	0.8%	-19.8%	-22.9%	-15.3%	2.8%	-12.5%
	$157.8	$238.3	-33.8%	1.2%	-32.6%	-32.2%	-35.6%	2.6%	-33.0%

Single-use Products	$128.5	$190.3	-32.4%	1.1%	-31.3%	-27.5%	-38.7%	2.5%	-36.2%
Capital Products	29.3	48.0	-39.0%	1.3%	-37.7%	-54.2%	-25.4%	2.9%	-22.5%
	$157.8	$238.3	-33.8%	1.2%	-32.6%	-32.2%	-35.6%	2.6%	-33.0%

Domestic	$87.4	$129.0	-32.2%	0.0%	-32.2%
International	70.4	109.3	-35.6%	2.6%	-33.0%
	$157.8	$238.3	-33.8%	1.2%	-32.6%

	Six Months Ended June 30,
			% Change
						Domestic	International
	2020	2019	As Reported	Impact of Foreign Currency	Constant Currency	As Reported	As Reported	Impact of Foreign Currency	Constant Currency
Orthopedic Surgery	$159.8	$229.2	-30.3%	1.7%	-28.6%	-34.0%	-27.9%	2.8%	-25.1%
General Surgery	212.0	227.4	-6.8%	0.8%	-6.0%	-6.1%	-8.4%	2.4%	-6.0%
	$371.8	$456.6	-18.6%	1.3%	-17.3%	-16.1%	-21.4%	2.7%	-18.7%

Single-use Products	$306.2	$362.6	-15.6%	1.3%	-14.3%	-11.6%	-20.5%	2.8%	-17.7%
Capital Products	65.6	94.0	-30.2%	1.1%	-29.1%	-36.8%	-24.4%	2.3%	-22.1%
	$371.8	$456.6	-18.6%	1.3%	-17.3%	-16.1%	-21.4%	2.7%	-18.7%

Domestic	$206.3	$245.9	-16.1%	0.0%	-16.1%
International	165.5	210.7	-21.4%	2.7%	-18.7%
	$371.8	$456.6	-18.6%	1.3%	-17.3%

Reconciliation of Reported Net Income (Loss) to Adjusted Net Income (Loss)

(in thousands, except per share amounts, unaudited)

	Three Months Ended June 30, 2020
	Gross Profit	Selling & Administrative Expense	Operating Income (Loss)	Interest Expense	Other Expense	Tax Expense/ (Benefit)	Effective Tax Rate	Net Income (Loss)	Diluted EPS
As reported	$71,929	$84,475	$(21,246)	$11,401	$89	$(5,336)	16.3%	$(27,400)	$(0.96)
% of sales	45.6%	53.5%	-13.5%
Plant underutilization costs (1)	6,586	—	6,586	—	—	739		5,847	0.21
Product rationalization costs (2)	2,169	(2,095)	4,264	—	—	460		3,804	0.13
Restructuring costs (3)	1,087	(2,124)	3,211	—	—	346		2,865	0.10
Manufacturing consolidation costs (4)	1,602	—	1,602	—	—	144		1,458	0.05
Acquisition and integration costs (5)	652	(439)	1,091	—	—	119		972	0.03
	$84,025	$79,817	$(4,492)	$11,401	$89	$(3,528)		$(12,454)	$(0.44)
Adjusted gross profit %	53.3%
Amortization(6)	$1,500	(6,955)	8,455	(3,413)	—	1,280		10,588	0.37
Adjusted net loss		$72,862	$3,963	$7,988	$89	$(2,248)	54.6%	$(1,866)	$(0.07)
% of sales		46.2%	2.5%

	Three Months Ended June 30, 2019
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Other Expense	Tax Expense	Effective Tax Rate	Net Income	Diluted EPS
As reported	$131,190	$100,726	$18,658	$11,839	$321	$803	12.4%	$5,695	$0.19
% of sales	55.1%	42.3%	7.8%
Acquisition and integration costs (5)	503	(2,461)	2,964	—	—	855		2,109	0.08
	$131,693	$98,265	$21,622	$11,839	$321	$1,658		$7,804	$0.27
Adjusted gross profit %	55.3%
Amortization(6)	$1,500	(6,766)	8,266	(3,183)	—	2,840		8,609	0.29
Adjusted net income		$91,499	$29,888	$8,656	$321	$4,498	21.5%	$16,413	$0.56
% of sales		38.4%	12.5%

(1) In 2020, the Company incurred a charge related to plant underutilization due to abnormally low production as a result of decreased sales caused by the COVID-19 pandemic.
(2) In 2020, the Company performed an analysis of product lines and determined certain catalog numbers, principally related to capital equipment, would be discontinued and consolidated into existing product offerings resulting in a charge to cost of sales. We also wrote-off related field inventory used for customer demonstration and evaluation of the discontinued products to selling and administrative expense.
(3) In 2020, the Company incurred restructuring costs related to a voluntary separation arrangement with employees as a result of the COVID-19 pandemic and restructuring of the Orthopedic sales force.
(4) In 2020, the Company incurred costs related to the consolidation of certain manufacturing operations. These costs related to winding down operations at certain locations and moving production lines to other facilities.
(5) In 2020, the Company incurred inventory adjustments associated with a prior acquisition and integration and severance costs mainly related to the acquisition of Buffalo Filter, LLC. In 2019, the Company incurred consulting fees, legal fees and integration related costs associated with the acquisition of Buffalo Filter, LLC.
(6) Includes amortization of intangible assets, deferred financing fees and debt discount.

Reconciliation of Reported Net Income (Loss) to Adjusted Net Income

(in thousands, except per share amounts, unaudited)

	Six Months Ended June 30, 2020
	Gross Profit	Selling & Administrative Expense	Operating Income (Loss)	Interest Expense	Other Expense	Tax Expense/ (Benefit)	Effective Tax Rate	Net Income (Loss)	Diluted EPS
As reported	$191,089	$180,343	$(8,074)	$20,993	$178	$(7,772)	26.6%	$(21,473)	$(0.75)
% of sales	51.4%	48.5%	-2.2%
Plant underutilization costs (1)	6,586	—	6,586	—	—	739		5,847	0.20
Product rationalization costs (2)	2,169	(2,095)	4,264	—	—	460		3,804	0.13
Restructuring costs (3)	1,087	(2,124)	3,211	—	—	346		2,865	0.10
Manufacturing consolidation costs (4)	3,387	—	3,387	—	—	837		2,550	0.09
Acquisition and integration costs (5)	1,457	(1,192)	2,649	—	—	722		1,927	0.07
	$205,775	$174,932	$12,023	$20,993	$178	$(4,668)		$(4,480)	$(0.16)
Adjusted gross profit %	55.3%
Amortization(6)	$3,000	(13,954)	16,954	(6,497)	—	5,775		17,676	0.62
Adjusted net income		$160,978	$28,977	$14,496	$178	$1,107	7.7%	$13,196	$0.46
% of sales		43.3%	7.8%

	Six Months Ended June 30, 2019
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Other Expense	Tax Expense/ (Benefit)	Effective Tax Rate	Net Income	Diluted EPS
As reported	$252,628	$199,952	$30,295	$21,208	$4,546	$(2,175)	-47.9%	$6,716	$0.23
% of sales	55.3%	43.8%	6.6%
Acquisition and integration costs (5)	1,163	(9,706)	10,869	—	—	3,182		7,687	0.26
Debt refinancing costs (7)	—	—	—	—	(3,904)	1,149		2,755	0.10
	$253,791	$190,246	$41,164	$21,208	$642	$2,156		$17,158	$0.59
Adjusted gross profit %	55.6%
Amortization(6)	$3,000	(12,596)	15,596	(5,390)	—	5,248		15,738	0.54
Adjusted net income		$177,650	$56,760	$15,818	$642	$7,404	18.4%	$32,896	$1.13
% of sales		38.9%	12.4%

(1) In 2020, the Company incurred a charge related to plant underutilization due to abnormally low production as a result of decreased sales caused by the COVID-19 pandemic.
(2) In 2020, the Company performed an analysis of product lines and determined certain catalog numbers, principally related to capital equipment, would be discontinued and consolidated into existing product offerings resulting in a charge to cost of sales. We also wrote-off related field inventory used for customer demonstration and evaluation of the discontinued products to selling and administrative expense.
(3) In 2020, the Company incurred restructuring costs related to a voluntary separation arrangement with employees as a result of the COVID-19 pandemic and restructuring of the Orthopedic sales force.
(4) In 2020, the Company incurred costs related to the consolidation of certain manufacturing operations. These costs related to winding down operations at certain locations and moving production lines to other facilities.
(5) In 2020, the Company incurred inventory adjustments associated with a prior acquisition and integration and severance costs mainly related to the acquisition of Buffalo Filter, LLC. In 2019, the Company incurred investment banking fees, consulting fees, legal fees and integration related costs associated with the acquisition of Buffalo Filter, LLC.
(6) Includes amortization of intangible assets, deferred financing fees and debt discount.
(7) In 2019, in conjunction with the acquisition of Buffalo Filter, LLC, the Company refinanced its existing credit facility and incurred one-time fees associated with an agreement between the Company and JP Morgan Chase Bank, N.A., as well as costs associated with the early extinguishment of debt.

Reconciliation of Reported Net Income (Loss) to EBITDA & Adjusted EBITDA

(in thousands, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019

Net income (loss)	$(27,400)	$5,695	$(21,473)	$6,716
Provision (benefit) from income taxes	(5,336)	803	(7,772)	(2,175)
Interest expense	11,401	11,839	20,993	21,208
Depreciation	4,588	4,525	9,234	8,967
Amortization	13,616	13,252	27,392	25,460
EBITDA	$(3,131)	$36,114	$28,374	$60,176

Stock based compensation	3,555	3,108	6,587	5,811
Plant underutilization costs	6,586	—	6,586	—
Product rationalization costs	4,264	—	4,264	—
Restructuring costs	3,211	—	3,211	—
Manufacturing consolidation costs	1,602	—	3,387	—
Acquisition and integration costs	1,091	2,964	2,649	10,869
Debt refinancing costs	—	—	—	3,904
Adjusted EBITDA	$17,178	$42,186	$55,058	$80,760

EBITDA Margin
EBITDA	-2.0%	15.2%	7.6%	13.2%
Adjusted EBITDA	10.9%	17.7%	14.8%	17.7%

About CONMED Corporation

CONMED is a medical technology company that provides surgical devices and equipment for minimally invasive procedures. The Company’s products are used by surgeons and physicians in a variety of specialties, including orthopedics, general surgery, gynecology, neurosurgery, thoracic surgery, and gastroenterology. For more information, visit www.conmed.com.

Forward-Looking Statements

This press release and today’s conference call may contain forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. For example, in addition to general industry and economic conditions, factors that could cause actual results to differ materially from those in the forward-looking statements may include, but are not limited to, the risks posed to the Company’s business, financial condition, and results of operations by the COVID-19 global pandemic and the various government responses to the pandemic, including deferral of surgeries, reductions in hospital and ambulatory surgery center operating volumes, disruption to potential supply chain reliability, as well as the risk factors discussed in the Company's Annual Report on Form 10-K for the full year ended December 31, 2019, and listed under the heading Forward-Looking Statements in the Company’s most recently filed Form 10-Q. Any and all forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The Company believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct.

Supplemental Information - Reconciliation of GAAP to Non-GAAP Financial Measures

The Company supplements the reporting of its financial information determined under accounting principles generally accepted in the United States (GAAP) with certain non-GAAP financial measures, including percentage sales growth in constant currency; adjusted gross profit; cost of sales excluding specified items; adjusted selling and administrative expenses; adjusted operating income (loss); adjusted interest expense; adjusted other expense; adjusted income tax expense (benefit); adjusted effective income tax rate; adjusted net income (loss), adjusted diluted shares and adjusted diluted net earnings (loss) per share (EPS). The Company believes that these non-GAAP measures provide meaningful information to assist investors and shareholders in understanding its financial results and assessing its prospects for future performance. Management believes percentage sales growth in constant currency and the other adjusted measures described above are important indicators of its operations because they exclude items that may not be indicative of, or are unrelated to, its core operating results and provide a baseline for analyzing trends in the Company’s underlying business. Further, the presentation of EBITDA is a non-GAAP measurement that management considers useful for measuring aspects of the Company’s cash flow. Management uses these non-GAAP financial measures for reviewing the operating results and analyzing potential future business trends in connection with its budget process and bases certain management incentive compensation on these non-GAAP financial measures.

Net sales on a constant currency basis is a non-GAAP measure. The Company analyzes net sales on a constant currency basis to better measure the comparability of results between periods. To measure percentage sales growth in constant currency, the Company removes the impact of changes in foreign currency exchange rates that affect the comparability and trend of net sales. To measure earnings performance on a consistent and comparable basis, the Company excludes certain items that affect the comparability of operating results and the trend of earnings. These adjustments are irregular in timing, may not be indicative of past and future performance and are therefore excluded to allow investors to better understand underlying operating trends.

Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names. These adjusted financial measures should not be considered in isolation or as a substitute for reported sales growth, gross profit, cost of sales, selling and administrative expenses, operating income (loss), interest expense, other expense, income tax expense (benefit), effective income tax rate, net income (loss), diluted shares and diluted net earnings (loss) per share, the most directly comparable GAAP financial measures. These non-GAAP financial measures are an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures above, provide a more complete understanding of the business. The Company strongly encourages investors and shareholders to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure.